================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                NOVEMBER 14, 2004
                                ----------------

                                 SCANSOFT, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                         000-27038                  94-3156479
            --------                         ---------                  ----------
 (State or Other Jurisdiction of      (Commission File Number)        (IRS Employer
         Incorporation)                                             Identification No.)

                               9 CENTENNIAL DRIVE
                          PEABODY, MASSACHUSETTS 01960
          (Address of Principal Executive Offices, including Zip Code)

                                 (978) 977-2000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 15, 2004, ScanSoft, Inc., a Delaware corporation ("ScanSoft") announced it has entered into an Agreement and Plan of Merger, dated as of November 14, 2004 (the "Art Merger Agreement"), by and among ScanSoft, Write Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of ScanSoft ("Sub"), and Art Advanced Recognition Technologies, Inc., a Delaware corporation ("Art") pursuant to which Sub will be merged with and into Art (the "Art Merger"), with Art surviving the merger as a wholly owned subsidiary of ScanSoft. The gross purchase price is $26,500,000, representing an aggregate value of the transaction of approximately $21,500,000, net of the estimated cash closing balance of Art of $5,000,000. The purchase price will be paid in cash in two installments. The first installment will consist of approximately $5,000,000 to be paid at closing, net of the estimated cash closing balance, and the second installment will consist of $16,500,000 to be paid in December 2005.

         The transaction has been approved by both companies' boards of directors and is subject to the approval of Art's stockholders, regulatory approvals and other customary closing conditions.

         The foregoing description of the Art Merger and the Art Merger Agreement is qualified in its entirety by reference to the Art Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

          On November 15, 2004, ScanSoft announced it has entered into an Agreement and Plan of Merger, dated as of November 15, 2004 (the "Phonetic Merger Agreement"), by and among ScanSoft, Phonetics Acquisition Ltd., an Israeli corporation and a wholly-owned subsidiary of ScanSoft ("Merger Sub"), and Phonetic Systems Ltd., an Israeli corporation ("Phonetic") pursuant to which Merger Sub will be merged with and into Phonetic (the "Phonetic Merger"), with Phonetic surviving the merger as a wholly owned subsidiary of ScanSoft. The aggregate consideration consists of (i) approximately $35,000,000 in cash, of which $17,500,000 will be paid at closing and $17,500,000 will be paid 24-months after closing, (ii) a contingent payment of up to an additional $35,000,000 in cash to be paid, if at all, upon the achievement of certain performance targets, and (iii) unvested warrants to purchase 750,000 shares of ScanSoft common stock (the "Warrants") that will vest, if at all, upon the achievement of certain performance targets.

         The transaction has been approved by both companies' boards of directors and is subject to the approval of Phonetic's stockholders, regulatory approvals and other customary closing conditions. In connection with the execution and delivery of the Phonetic Merger Agreement, certain shareholders of Phonetic entered into voting agreements with ScanSoft, pursuant to which such shareholders have irrevocably agreed to vote in favor of the Phonetic Merger.

         The foregoing description of the Phonetic Merger and the Phonetic Merger Agreement is qualified in its entirety by reference to the Phonetic Merger Agreement, a copy of which is attached hereto as Exhibit 2.2 and incorporated herein by reference. The foregoing description of the Warrants is qualified in its entirety by reference to the Warrants, copies of which are attached hereto as Exhibit 4.1 and incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS.

         On November 15, 2004, ScanSoft announced that it had commenced an offer to purchase all of the outstanding capital stock of Rhetorical Systems Ltd. ("Rhetorical") for approximately $6.7 million (the "Offer"), consisting of approximately $4.9 million in cash and $1.8 million of ScanSoft common stock. Upon completion of the Offer, Rhetorical will become a wholly owned subsidiary of ScanSoft. The Offer has been approved by both companies' boards of directors and certain Rhetorical stockholders have irrevocably undertaken to accept the Offer.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

2.1 Agreement and Plan of Merger, dated as of November 14, 2004, by and among ScanSoft, Write

Acquisition Corporation, ART Advanced Recognition Technologies,
Inc., and with respect Article I, Article VII and Article IX only, Bessemer Venture Partners VI, LP, as stockholder representative.

2.2 Agreement and Plan of Merger, dated as of November 15, 2004, by and among Phonetic Systems, LTD., Phonetics Acquisition LTD., ScanSoft, and Magnum Communications Fund L.P., as stockholder representative.

4.1 Common Stock Warrants, dated as of November 15, 2004, issued to Magnum Communications Fund L.P., as stockholder representative.

99.1 Press Release, dated November 15, 2004, by ScanSoft, Inc. announcing the Offer, the Phonetic Merger and the Art Merger.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SCANSOFT, INC.

                                              By: /s/ James R. Arnold, Jr.
                                                  ------------------------------
                                                  James R. Arnold, Jr.
                                                  Chief Financial Officer


Date:  November 18, 2004

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------
2.1            Agreement and Plan of Merger, dated as of November 14, 2004, by and among ScanSoft, Write Acquisition Corporation, ART Advanced
               Recognition Technologies, Inc., and with respect Article I,
               Article VII and Article IX only, Bessemer Venture Partners VI,
               LP, as stockholder representative.

2.2 Agreement and Plan of Merger, dated as of November 15, 2004, by and among Phonetic Systems, LTD., Phonetics Acquisition LTD.,
               ScanSoft, and Magnum Communications Fund L.P., as stockholder representative.

4.1            Common Stock Warrants, dated as of November 15, 2004, issued to
               Magnum Communications Fund L.P., as stockholder representative.

99.1           Press Release, dated November 15, 2004, by ScanSoft, Inc.
               announcing the Offer, the Phonetic Merger and the Art Merger.